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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported) April 20, 2006

                          PACIFIC PREMIER BANCORP, INC.
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             (Exact name of registrant as specified in its charter)

          DELAWARE                       0-22193                 33-0743196
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(State or other jurisdiction           (Commission            (I.R.S. Employer
      of incorporation)               File Number)           Identification No.)

1600 Sunflower Ave, Second Floor, Costa Mesa, CA                   92626
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    (Address of principal executive offices)                     (Zip Code)

        Registrant's telephone number, including area code (714) 431-4000

                                 Not Applicable
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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 2.02  RESULTS OF OPERATIONS AND FINANCIAL CONDITION

     On April 20, 2006, Pacific Premier Bancorp, Inc. (PPBI) issued a press release setting forth PPBI's first quarter 2006 financial results. A copy of PPBI's press release is attached hereto as Exhibit 99.1 and hereby incorporated by reference.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

     (d) Exhibits

     99.1 Press Release dated April 20, 2006 with respect to the Registrant's financial results for the first quarter ended March 31, 2006.

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    PACIFIC PREMIER BANCORP, INC.
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Dated:  April 20, 2006              By:    /s/ STEVEN R. GARDNER
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                                           Steven R. Gardner
                                           President and Chief Executive Officer

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